EX-33.2
(logo) HFF


REPORT ON ASSESSMENT OF COMPLIANCE WITH SEC REGULATION AB
SERVICING CRITERIA

Holliday Fenoglio Fowler, L.P. ("Sub-Servicer") is responsible for assessing compliance with the Applicable Servicing Criteria applicable to the Sub-Servicer, defined as servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB, except for criteria 1122(d)(1)(iii) and 1122(d)(2)(i) through 1122(d)(4)(xv) inclusive (the
Applicable Servicing Criteria). The Sub-Servicer utilized the Servicing Criteria in Item 1122(d) of Regulation AB to assess the Sub-Servicer's compliance with the Applicable Servicing Criteria. The transactions covered by this report include all asset-backed securities transactions that were outstanding during the period from January 1, 2012 through December 31, 2012 (the "Reporting Period"), as listed in Appendix A attached hereto (the "Platform"). Relating solely to the services provided by the Sub-Servicer, (a) management of the Sub-Servicer has assessed compliance with its Applicable Servicing Criteria for the Reporting Period and has concluded that the Sub-Servicer has complied with the Applicable Servicing Criteria in all material respects as of and for the year ending December 31, 2012 and with respect to the Platform taken as a whole and (b) Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report concerning the Sub-Servicer's assessment of compliance with the Applicable Servicing Criteria for the year ending December 31, 2012.


HOLLIDAY FENOGLIO FOWLER, L.P.

By: Holliday GP Corp., its general partner

By:   /s/ David M. Croskery
      David M. Croskery
      Vice President/Senior Managing Director

Date: February 1, 2013


9 Greenway Plaza * Suite 700 * Houston, TX 77046
Tel 713-852-3500 * Fax 713-527-3498 * www.hfflp.com


(page)


February 1, 2013
Page 2


Appendix A
Transactions Covered by Management's Assertion (the "Platform")


Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-2

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-3

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-4

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-5

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-6

Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates Series 2006-C8

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-2

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-3

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-5

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2008-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2008-LS1

Merrill Lynch Mortgage Trust 2008-C1 Commercial Mortgage Pass-Through Certificates Series 2008-C1

J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

ML-CFC Commercial Mortgage Trust 2006-3 Commercial Mortgage Pass-Through Certificates

JPMCC Series 2006-CIBC14 Commercial Mortgage Pass-Through Certificates


(logo) HFF


(page)


February 1, 2013
Page 3

JPMCC Series 2006-LDP6 Commercial Mortgage Pass-Through Certificates

Deutsche Mortgage & Asset Receiving Corporation CD 2006-CD3 Commercial Mortgage Pass-Through Certificates Series 2006-CD3

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2006-IQ12

JPMCC Series 2006-LDP9 Commercial Mortgage Pass-Through Certificates

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series CD 2007-CD4

Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD5

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-CIBC18

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-CIBC19

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

Merrill Lynch Mortgage Trust 2007-C1 Commercial Mortgage Pass-Through Certificates Series 2007-C1

Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates Series 2008-C7

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-C1

Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CD2

Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2006-C5

LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23


(logo) HFF


(page)


February 1, 2013
Page 4

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26

LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

LB-UBS Commercial Mortgage Trust 2006-C7, Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates Series 2006-C1

COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006-GG6

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006-GG8

J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30

J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates Series 2007-GG9

COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2


(logo) HFF


(page)


February 1, 2013
Page 5

ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates 2007-6

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2007-GG10

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31

Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32

Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C6

COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates Series 2007-GG11

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C34

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C7

GS Mortgage Securities Corporation II, Multifamily Mortgage Pass-Through Certificates, Series 2010-K8

GS Mortgage Securities Trust 2010-C2, Commercial Mortgage Pass-Through Certificates, Series 2010-C2

Bank of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K9

Banc of America Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K7

Morgan Stanley Capital I, Inc., Multifamily Pass-Through Certificates, Series 2011-K701


(logo) HFF


(page)


February 1, 2013
Page 6

GS Mortgage Securities Trust 2011-GC3 Commercial Mortgage Pass-Through Certificates, Series 2011-GC3

Deutsche Mortgage Asset Receiving Corporation, Multifamily Mortgage Pass-Through Certificates, Series 2011-K11

Banc of America Multifamily Mortgage Pass-Through Certificates, Series 2011-K13

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2011-K702

DBUBS 2011-LC2 Mortgage Trust, DBUBS 2011-LC2 Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K703

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5

Banc of America Merrill Lunch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K704

Wells Fargo commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-through Certificates, Series 2011-K15

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C2

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C3

CCRE Commercial Mortgage Securities, L.P. Commercial Mortgage Pass-Through Certificates Series 2011-C2

J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2011-FL1

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass-Through Certificates

Bank of America Merrill Lynch Commercial Mortgage, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K707

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass-Through Certificates, Series 2012-K708

COMM 2012-CCRE1 Mortgage Trust, COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates


(logo) HFF


(page)


February 1, 2013
Page 7

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-C8

Morgan Stanley Capital I Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K20

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2012-GC8

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K711

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K706

Barclays Commercial Mortgage Securities LLC Multifamily Mortgage Pass-Through Certificates, Series 2012-K19

Wells Fargo Commercial Mortgage Securities, Inc. Multifamily Mortgage Pass-Through Certificates, Series 2012-K501

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K23

Credit Suisse First Boston Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K705

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass-Through Certificates, Series 2012-K22


(logo) HFF